UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2023

General Electric Company

(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Necco Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (617) 4433000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, par value $0.01 per share	GE	New York Stock Exchange

1.250% Notes due 2023	GE 23E	New York Stock Exchange

0.875% Notes due 2025	GE 25	New York Stock Exchange

1.875% Notes due 2027	GE 27E	New York Stock Exchange

1.500% Notes due 2029	GE 29	New York Stock Exchange

7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange

2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.                                                                                                    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	General Electric Company (“GE” or the “Company’) held its annual shareholders meeting on May 3, 2023 (the “Annual Meeting”).

(b)    At the Annual Meeting, shareholders elected all of the Company’s nominees for director; approved the advisory vote on the Company’s named executives’ compensation (“Say on Pay”); approved the holding of future advisory votes on the Company’s named executives’ compensation every year (“Say on Frequency”); and ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2023 (“Auditor Ratification”). Shareholders did not approve the shareholder proposals dealing with an independent chairman of the Board of Directors; the sale of the Company; a fiduciary carbon-emission relevance report; and a report to assess energy-related asset resilience.

Election of Directors

		For	Against	Abstain	Broker Non-Votes

1.	Stephen Angel	770,061,386	16,626,341	1,332,590	119,612,175

2.	Sébastien Bazin	743,009,557	43,656,258	1,354,502	119,612,175

3.	H. Lawrence Culp, Jr.	755,196,276	31,572,590	1,251,451	119,612,175

4.	Edward Garden	770,541,881	16,103,606	1,374,830	119,612,175

5.	Isabella Goren	780,160,878	6,577,463	1,281,976	119,612,175

6.	Thomas Horton	776,309,476	10,332,821	1,378,020	119,612,175

7.	Catherine Lesjak	776,950,044	9,807,877	1,262,396	119,612,175

8.	Darren McDew	781,759,215	4,866,796	1,394,306	119,612,175

9.	Paula Rosput Reynolds	760,305,937	26,423,185	1,291,195	119,612,175

10.	Jessica Uhl	782,872,187	3,879,695	1,268,435	119,612,175

Management Proposals

		For	Against	Abstain	Broker Non-Votes

1.	Say on Pay	741,712,533	43,393,287	2,914,497	119,612,175

		1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

2.	Say on Frequency	777,208,217	1,350,910	7,616,108	1,845,082	119,612,175

		For	Against	Abstain	Broker Non-Votes

3.	Auditor Ratification	902,238,353	3,829,529	1,564,610	0

Shareholder Proposals

		For	Against	Abstain	Broker Non-Votes

1.	Independent Board Chairman	249,696,041	536,029,783	2,294,493	119,612,175

2.	Sale of the Company	3,935,103	780,831,399	3,253,815	119,612,175

3.	Fiduciary Carbon-Emission Relevance Report	8,873,758	774,631,554	4,515,005	119,612,175

4.	Assess Energy-Related Asset Resilience	77,145,704	703,710,721	7,163,892	119,612,175

(2)

(d) A majority of the votes cast by shareholders at the Annual Meeting voted, on an advisory basis, to hold future say-on-pay votes every year. In line with this, the Board of Directors has decided that it will hold a say-on-pay vote every year until the next required say-on-pay-frequency vote, which will occur no later than the Company’s 2029 annual meeting of shareholders.

(3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: May 8, 2023	/s/ Brandon Smith

Brandon Smith
Vice President, Chief Corporate, Securities & Finance Counsel

(4)